                                                                  EXHIBIT 99.01

                             LETTER OF TRANSMITTAL
                                      FOR
                             8 3/8% NOTES DUE 2008
                                      OF
                      ADELPHIA COMMUNICATIONS CORPORATION

                 PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
                ALL OF THEIR OUTSTANDING 8 3/8% NOTES DUE 2008
                                      FOR
                        8 3/8% NOTES DUE 2008, SERIES B

                PURSUANT TO THE PROSPECTUS DATED         , 1998


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON        ,
 1998, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.


           TO: BANK OF MONTREAL TRUST COMPANY (THE "EXCHANGE AGENT")

By Registered or Certified Mail,          By Facsimile:
Hand or Overnight Courier:                Attention: Corporate Trust
Bank of Montreal Trust Company            Department:
Wall Street Plaza                         (212) 701-7664

88 Pine Street, 19th Floor
New York, NY 10005                        Confirm by Telephone:
Attention: Corporate Trust Department     (212) 701-7652

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

  By execution hereof, the undersigned acknowledges receipt of the Prospectus
(the "Prospectus"), dated        , 1998, of Adelphia Communications
Corporation (the "Issuer"), which, together with this Letter of Transmittal and the Instructions hereto (the "Letter of Transmittal"), constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8 3/8% Series B Notes due 2008 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 8 3/8% Notes due 2008 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

  The Company has not entered into any arrangement or understanding with any person to distribute the New Notes to be received in the Exchange Offer, is acquiring the New Notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Notes to be received in the Exchange Offer.

  This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders (as defined below), are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

  The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Notes are held of record by DTC and who desires to deliver such Old Notes by book entry transfer at DTC.

  The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

  All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

  The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 9 herein.

  HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

  List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

                           DESCRIPTION OF OLD NOTES
-------------------------------------------------------------------------------

NAME(S) AND
ADDRESS(ES)
    OF
 HOLDER(S)          CERTIFICATE          AGGREGATE
  (PLEASE           NUMBER(S)*        PRINCIPAL AMOUNT
FILL IN, IF     (ATTACH SIGNED LIST       TENDERED
  BLANK)           IF NECESSARY)    (IF LESS THAN ALL)**
--------------------------------------------------------
                ----------------------------------------
                ----------------------------------------
                ----------------------------------------
                ----------------------------------------
                ----------------------------------------
                ----------------------------------------
                ----------------------------------------
                ----------------------------------------
--------------------------------------------------------
TOTAL PRINCIPAL
AMOUNT OF OLD
NOTES TENDERED
--------------------------------------------------------

  * Need not be completed by Holders tendering by book-entry transfer.
 ** Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 2.

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE
   AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  DTC Book-Entry Account No.: ________________________________________________

  Transaction Code No.: ______________________________________________________

  If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."
-------------------------------------------------------------------------------

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name(s) of Holder(s) of Old Notes: _________________________________________

  Window Ticket No. (if any): ________________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Eligible Institution that Guaranteed Delivery: _____________________

  DTC Book-Entry Account No.: ________________________________________________

  If Delivered by Book-Entry Transfer,
  Name of Tendering Institution: _____________________________________________

  Transaction Code No.: ______________________________________________________
-------------------------------------------------------------------------------

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer and as Trustee under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Issuer, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are acquired by the Issuer. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. The undersigned acknowledges that if he or she is participating in the Exchange Offer for the purpose of distributing the New Notes, the undersigned must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes and the undersigned represents that such Old Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such Holder's business, (ii) such Holder has no arrangements with any person to participate in the distribution of such New Notes and (iii) such Holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Issuer or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

  For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be terminated (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address shown below or at a different address as may be indicated under "Special Issuance Instructions" as soon as practicable following the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

  The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

                               PLEASE SIGN HERE
       (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS
         OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

  This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuer of such person's authority to so act. See Instruction 3 herein.

If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.


 X __________________________________     Date: ______________________________


 X __________________________________     Date: ______________________________


     Signature(s) of Holder(s) or
         Authorized Signatory



 Name(s): ___________________________     Address: ___________________________


 ____________________________________     ____________________________________
            (Please Print)                        (Including Zip Code)

 Capacity: __________________________     Area Code and Telephone No.: _______

 Social Security No.: _______________

                SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
       CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

 _____________________________________________________________________________
            (Name of Eligible Institution Guaranteeing Signatures)

 _____________________________________________________________________________
              (Address (including zip code) and Telephone Number
                        (including area code) of Firm)

 _____________________________________________________________________________
                            (Authorized Signatures)

 _____________________________________________________________________________
                                (Printed Name)

 _____________________________________________________________________________
                                    (Title)

 Date: ______________________________

    SPECIAL ISSUANCE INSTRUCTIONS
   (SEE INSTRUCTION 3 AND 4 HEREIN)

   To be completed ONLY if
 certificates for Old Notes in a
 principal amount not tendered are
 to be issued in the name of, or the
 New Notes issued pursuant to the
 Exchange Offer are to be issued to
 the order of, someone other than
 the person or persons whose
 signature(s) appear(s) within this
 Letter of Transmittal or issued to
 an address different from that
 shown in the box entitled
 "Description of Old Notes" within
 this Letter of Transmittal, or if
 Old Notes tendered by book-entry
 transfer that are not accepted for
 purchase are to be credited to an
 account maintained at DTC.

 Name: ______________________________
            (Please Print)

 Address: ___________________________
            (Please Print)

 Zip Code: __________________________

 ____________________________________
      Taxpayer Identification or
        Social Security Number

    SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 3 AND 4 HEREIN)

   To be completed ONLY if
 certificates for Old Notes in a
 principal amount not tendered or
 not accepted for purchase or the
 New Notes issued pursuant to the
 Exchange Offer are to be sent to
 someone other than the person or
 persons whose signature(s)
 appear(s) within this Letter of
 Transmittal or to an address
 different from that shown in the
 box entitled "Description of Old
 Notes" within this Letter of
 Transmittal.

 Name: ______________________________
            (Please Print)

 Address: ___________________________
            (Please Print)

 Zip Code: __________________________

 ____________________________________
      Taxpayer Identification or
        Social Security Number

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

               PAYOR'S NAME: ADELPHIA COMMUNICATIONS CORPORATION


 SUBSTITUTE                PART 1--PLEASE PROVIDE YOUR      TIN:------------
 FORM W-9                  TIN IN THE BOX AT RIGHT AND        Social security
 DEPARTMENT OF             CERTIFY BY SIGNING AND DATING           number
 THE TREASURY              BELOW.                           OR
 INTERNAL
 REVENUE SERVICE

                                                             ------------------
                                                                  Employer
                                                               identification
                                                                   number

 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)
                           PART 2--Tin Applied For [_]
                           PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
                              ("TIN") AND CERTIFICATION

                           (1) the number shown on this form is my correct
                               Taxpayer Identification Number (or I am
                               waiting for a number to be issued to me).
                           (2) I am not subject to backup withholding either
                               because: (a) I am exempt from backup
                               withholding, or (b) I have not been notified
                               by the Internal Revenue Service (the "IRS")
                               that I am subject to backup withholding as a
                               result of a failure to report all interest or dividends, or (c) the IRS has notified me that
                               I am no longer subject to backup withholding,
                               and
                           (3) any other information provided on this form is
                               true and correct.
                          -----------------------------------------------------
                           You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

                           SIGNATURE _________________  DATE _________________


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF
                              SUBSTITUTE FORM W-9


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 -------------------------------------    -----------------------------------
               Signature                                  Date

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The certificates for the tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assume timely delivery. No Letter of Transmittal or Old Notes should be sent to the Issuer.

  Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  2. PARTIAL TENDERS. Tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering

Holders should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange of any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

  3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange thereof is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

  If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

  Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or
(ii) for the account of an Eligible Institution.

  4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  5. TAX IDENTIFICATION NUMBER. Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that
(i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in
Part I of the Substitute Form W-9,
sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Transfer Agent with respect to the New Notes or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the New Notes until the holder furnishes the Company or the Transfer Agent with respect to the New Notes, broker or custodian with its TIN. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.

  Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company or the Transfer Agent with respect to the New Notes, broker or custodian to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

  6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

  7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

  8. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

               CERTIFICATE SURRENDERED    OLD NOTES TENDERED      OLD NOTES ACCEPTED
-------------------------------------------------------------------------------------
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-------------------------------------------------------------------------------------
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  Delivery Prepared by _______________  Check by _____________  Date ________________
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                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                    8 3/8% NOTES DUE 2008 (THE "OLD NOTES")
                                      OF
                      ADELPHIA COMMUNICATIONS CORPORATION

  This form, or one substantially equivalent hereto, must be used to tender Old Notes pursuant to the Exchange Offer described in the Prospectus dated
        , 1998 (the "Prospectus") of Adelphia Communications Corporation (the "Company"), if a holder of Old Notes cannot deliver a Letter of Transmittal to the Exchange Agent listed below (the "Exchange Agent") or cannot either deliver the Old Notes to be tendered or complete the procedure for book-entry
transfer prior to 5:00 P.M., New York City time, on        , 1998 or such
later date and time to which the Exchange Offer may be extended (the "Expiration Date"). This form, or one substantially equivalent hereto, must be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, and must be received by the Exchange Agent on or prior to the Expiration Date. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Prospectus.

              TO: BANK OF MONTREAL TRUST COMPANY, EXCHANGE AGENT

                    By Mail, by Hand or Overnight Delivery:

                        Bank of Montreal Trust Company
                               Wall Street Plaza
                          88 Pine Street, 19th Floor
                              New York, NY 10005
                       Attn: Corporate Trust Department

                                 By Facsimile:
                                (212) 701-7664

                             Confirm by Telephone:
                                (212) 701-7652

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  The undersigned hereby represents that he or she is the holder of the Old Notes indicated below and that the Letter of Transmittal cannot be delivered to the Exchange Agent and/or either the certificates representing such Old Notes cannot be delivered to the Exchange Agent or the procedure for book-entry transfer cannot be completed prior to the Expiration Date. The undersigned hereby tenders the Old Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.

Name(s) of Tender Holder(s): __________________________________________________

_______________________________________________________________________________
                             Please Print or Type

_______________________________________________________________________________
                                   Signature

Address(es): __________________________________________________________________

_______________________________________________________________________________

Telephone Number(s): __________________________________________________________

Name(s) in which Old Notes are registered: ____________________________________

 CERTIFICATE NO(S). (IF APPLICABLE)*          PRINCIPAL AMOUNT TRANSFERRED
-------------------------------------------------------------------------------
                                          ____________________________________
 ____________________________________     ____________________________________
 ____________________________________     ____________________________________
 ____________________________________     ____________________________________
 ____________________________________     ____________________________________
 ____________________________________
*Need not be completed by book-entry holders.

        GUARANTEE OF DELIVERY (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes, into the Exchange Agent's account at the book-entry transfer facility) with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, all within five business days after the Expiration Date.

 Name of Firm _______________________     ____________________________________
                                                  Authorized Signature

 Address ____________________________     Name ______________________________
                                                  Please Print or Type
 ____________________________________     Title _____________________________
               Zip Code

 Telephone No. _____________________      Dated _____________________________

  The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) and the Letter of Transmittal to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.